Exhibit 99.1

WisdomTree to Acquire $18 Billion European Exchange-Traded Commodity, Currency and

Short-and-Leveraged Business From ETF Securities

Acquisition of Largest European Commodities Platform Adds Profitability and Scale in Growing and

Strategically Important European Market; Diversifies Product and Asset Base

Solidifies WisdomTree as Differentiated and Diversified Global ETP Provider

Positioned to Grow and Generate Long-Term Shareholder Value

Combined Company will be Largest Global Independent ETP Provider

Transaction Expected to be Immediately and Significantly Accretive to Earnings

New York, NY – (GlobeNewswire) – November 13, 2017 – WisdomTree Investments, Inc. (NASDAQ: WETF), an exchange-traded fund (“ETF”) and exchange-traded product (“ETP”) sponsor and asset manager, announced today that it has entered into a definitive agreement to acquire ETF Securities’ European exchange-traded commodity, currency and short-and-leveraged business (the “Acquired Business”), which includes $17.6 billion of assets under management (“AUM”) as of November 9, 2017. The acquisition will provide WisdomTree with immediate scale in Europe, an industry leading position in European-listed gold and commodity products, greater AUM diversification globally, and profitability at WisdomTree Europe and in its International Operating segment.

With the addition of the Acquired Business, WisdomTree’s assets under management would total approximately $66 billion globally on a pro-forma basis, as of November 9, 2017. The acquisition will secure WisdomTree’s spot as the 9th largest ETP sponsor globally and elevate the company to the largest global independent ETP provider1 with significant scale and presence in the two largest ETP markets: Europe and the U.S.

Under the terms of the agreement, WisdomTree will exchange $253 million of cash and stock consideration of 30 million WisdomTree shares for the Acquired Business. Based on Friday’s market close price, the total consideration is valued at $611 million. Excluding one-time transaction and integration costs, WisdomTree expects that the acquisition will be immediately accretive to its earnings per share.

“We are very excited to meaningfully expand and enhance our presence and capabilities in the European market by adding ETF Securities’ market-leading commodity platform to WisdomTree’s differentiated European product offering,” said Jonathan Steinberg, WisdomTree CEO and President. “The acquisition will immediately add scale, profitability and diversification to our business in Europe, the second largest ETF market in the world and a growing and strategically important region for us and the entire industry. The addition of this complementary and competitively positioned commodity business is an important development in WisdomTree’s strategy to establish itself as a differentiated and diversified ETP provider that can thrive globally and generate long-term shareholder value.”

[1]	As measured by AUM.

“We have long held Graham Tuckwell and the business he and his team have built in extremely high regard,” continued Mr. Steinberg. “Like WisdomTree, ETF Securities was started from scratch and has had to compete and win at the highest levels of asset management. Graham is one of the true pioneers of the ETF industry as the first to establish an exchange-traded gold exposure on a global basis as well as in Europe. Our shared entrepreneurial spirit should not be underrated in the development of this transaction or in the confidence we both have in our combined company moving forward.”

“Over the past 14 years, ETF Securities has built established market positions and a leading brand in the specialized ETP market,” said Graham Tuckwell, ETF Securities Chairman and Founder. “Our best in class commodity and currency ETP suite – including Europe’s first gold product – has a proven track record of innovation, and has allowed us to develop a highly attractive and diversified institutional, intermediary and retail client base. Our European ETP business and WisdomTree’s global business are enormously complementary and the combined business will undoubtedly be a well-diversified, highly innovative force in the industry and best positioned to serve investors’ evolving needs.”

Key Transaction Terms:

•	Cash consideration is $253 million, funded by $200 million of newly issued debt plus $53 million of cash on hand.

•	Stock consideration consists of 15,250,000 shares of common stock and 14,750 shares of a new class of Series A non-voting preferred stock that is convertible into an aggregate of 14,750,000 shares of common stock, subject to certain restrictions. Voting rights associated with the stock consideration will be capped at 9.99% and will represent initial ownership of approximately 18% of WisdomTree’s outstanding common stock on an as-converted basis. ETF Securities will be subject to customary lockup, voting and standstill provisions on its shares.

•	WisdomTree will adjust its quarterly dividend to $0.03 per share, starting with the dividend scheduled for payment in the first quarter of 2018. This dividend level appropriately balances our new capital structure and allows for the pursuit of future growth opportunities while continuing to return capital to shareholders.

Subject to regulatory approval and other customary closing conditions, the transaction is expected to close in late Q1 of 2018.

Credit Suisse is acting as exclusive financial advisor to WisdomTree and as lead arranger on the debt financing. Goodwin Procter is serving as WisdomTree’s legal counsel.

Conference Call Details

WisdomTree will hold a conference call to discuss the acquisition of ETF Securities’ ETP business at 8am ET today, November 13, 2017. Those wishing to participate can access the call as follows:

US/CANADA Participant Toll-Free Dial-In Number:	(877) 303-7209

INTERNATIONAL Participant Dial-In Number:	(970) 315-0420

The corresponding presentation will be available at ir.wisdomtree.com. An audio replay will be available approximately one hour after the call. The audio replay can be accessed as follows:

US/CANADA Participant Toll-Free Dial-In Number:	(855) 859-2056

INTERNATIONAL Participant Dial-In Number:	(404) 537-3406

About WisdomTree

WisdomTree Investments, Inc., through its subsidiaries in the U.S., Europe, Japan and Canada (collectively, “WisdomTree”), is an exchange-traded fund (“ETF”) and exchange-traded product (“ETP”) sponsor and asset manager headquartered in New York. WisdomTree offers products covering equities, fixed income, currencies, commodities and alternative strategies. WisdomTree currently has approximately $48.4 billion in assets under management globally. For more information, visit our Investor Relations website.

WisdomTree® is the marketing name for WisdomTree Investments, Inc. and its subsidiaries worldwide.

ETF Securities – The intelligent alternative

ETF Securities is one of the world’s leading innovators of Exchange-Traded Products (ETPs) and provides specialist investment solutions across multiple asset classes to investors around the world, enabling them to intelligently build and diversify their portfolios. The company is the largest provider of commodity ETPs in Europe, having created the world’s first gold ETP in 2003. The company’s range of European commodity, currency and short & leveraged ETPs has a total AUM of US$17.6 billion, as of November 9, 2017.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, the risks described below. If one or more of these or other risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. You should read this press release completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements.

In particular, forward-looking statements in this press release may include statements about:

•	anticipated trends, conditions and investor sentiment in the global markets and ETPs;

•	anticipated levels of inflows into and outflows out of our ETPs;

•	our ability to deliver favorable rates of return to investors;

•	our ability to develop new products and services;

•	our ability to maintain current vendors or find new vendors to provide services to us at favorable costs;

•	our ability to successfully expand our business into non-U.S. markets;

•	competition in our business; and

•	the effect of laws and regulations that apply to our business.

Our business is subject to many risks and uncertainties, including without limitation:

•	Net outflows in our two largest ETFs – the WisdomTree Europe Hedged Equity Fund and the WisdomTree Japan Hedged Equity Fund – have had, and in the future could continue to have, a negative impact on our revenues.

•	Declining prices of securities can adversely affect our business by reducing the market value of the assets we manage or causing customers to sell their fund shares and trigger redemptions.

•	Fluctuations in the amount and mix of our AUM may negatively impact revenues and operating margins.

•	We derive a substantial portion of our revenues from a limited number of products, and as a result, our operating results are particularly exposed to the performance of these products and our ability to maintain the AUM of these products, as well as investor sentiment toward investing in the funds’ strategies and market-specific and political and economic risk.

•	Much of our AUM is held in our U.S. listed ETFs that invest in foreign securities and we therefore have substantial exposure to foreign market conditions and are subject to foreign currency exchange rate risks.

•	Many of our ETPs have a limited track record, and poor investment performance could cause our revenues to decline.

•	We depend on third parties to provide many critical services to operate our business and our ETPs. The failure of key vendors to adequately provide such services could materially affect our operating business and harm our customers.

Other factors, such as general economic conditions, including currency exchange rate fluctuations, also may have an effect on the results of our operations. For a more complete description of the risks noted above and other risks that could cause our actual results to differ from our current expectations, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. Therefore, these forward-looking statements do not represent our views as of any date other than the date of this press release.

WisdomTree Contact Information

Media Relations

WisdomTree Investments, Inc.

Jessica Zaloom

+1.917.267.3735

jzaloom@wisdomtree.com

Investor Relations

WisdomTree Investments, Inc.

Jason Weyeneth, CFA

+1.917.267.3858

jweyeneth@wisdomtree.com